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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated August 7, 1996, relating to the financial statements of IntelliLink Corp., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ Price Waterhouse LLP


PRICE WATERHOUSE LLP
Boston, Massachusetts
November 7, 1996